# Management Presentation
# August 4, 2006

## Second Quarter 2006 Results

MDC PARTNERS

# Forward Looking Statements and Other Information

This presentation contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the follow:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its debt agreements and the Company's ability to finance its contingent payment obligations when due and payable, including, but not limited to, those relating to "put" option rights;
- risks arising from identified and potential future material weaknesses in internal control over financial reporting;
- the Company's ability to retain and attract key employees;
- the successful completion and integration of acquisitions which complement and expand the Company's business capabilities;
- foreign currency fluctuations; and
- risks arising from the Company's historical option grant practices.

In addition to improving organic growth for its existing operations, the Company's business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company's leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption "Risk Factors" and in the Company's other SEC filings.

## Summary of Consolidated Results

(US$ in millions)

| | Three Months Ended June 30, | | | Six Months Ended June 30, | | |
|---|---|---|---|---|---|---|
| | 2006 | 2005 | % Change | 2006 | 2005 | % Change |
| **Revenue** | $ 100.1 | $ 90.4 | *10.8* | $ 198.2 | $ 164.1 | *20.8* |
| **Operating Expenses** | | | | | | |
| Cost of services sold | 60.9 | 52.5 | *16.0* | 120.6 | 99.7 | *21.0* |
| Office and general expenses | 31.2 | 25.5 | *22.1* | 61.0 | 49.0 | *24.5* |
| Depreciation and amortization | 5.1 | 6.3 | *(19.0)* | 11.9 | 9.8 | *21.8* |
| **Operating Income** | 2.9 | 6.0 | *(51.2)* | 4.7 | 5.6 | *(17.2)* |
| **Loss from Contining Operations** | (0.9) | 0.5 | | (5.1) | (1.8) | |
| Discontinued operations | (9.6) | (1.5) | | (10.5) | (3.0) | |
| **Net Loss** | $ (10.5) | $ (1.0) | | $ (15.6) | $ (4.7) | |
| **Loss per Share - basic & diluted** | $ (0.44) | $ (0.04) | | $ (0.66) | $ (0.21) | |

*Amounts and percentages may not foot due to rounding.*

*Note: Results for the Secure Products International group have been classified as discontinued operations and are not reflected in the consolidated results presented herein.*

MDC PARTNERS

## Summary of Segment Results – Revenue

(US$ in millions)

| | Three Months Ended June 30, | | | Six Months Ended June 30, | | |
|---|---|---|---|---|---|---|
| | 2006 | 2005 | *% Change* | 2006 | 2005 | *% Change* |
| **Revenue** | | | | | | |
| Strategic Marketing Services | $ 58.2 | $ 54.4 | *6.9* | $ 118.6 | $ 94.1 | *26.0* |
| Customer Relationship Management | 20.9 | 16.2 | *29.4* | 39.8 | 32.5 | *22.5* |
| Specialized Communications Services | 21.0 | 19.8 | *6.5* | 39.8 | 37.5 | *6.3* |
| **Total Revenue** | $ 100.1 | $ 90.4 | *10.8* | $ 198.2 | $ 164.1 | *20.8* |
| Discontinued Operations - Revenue | $ 17.4 | $ 18.1 | | $ 35.9 | $ 36.8 | |

*Amounts and percentages may not foot due to rounding.*

MDC PARTNERS

## Q2 2006 Marketing Communications Revenue Growth by Segment

| | Strategic Marketing Services | Customer Relationship Management | Specialized Communication Services | Weighted Average Total |
|---|---|---|---|---|
| Acquisition Growth | - | - | 0.5% | 0.1% |
| Foreign Exchange Growth | 1.0% | - | 4.5% | 1.6% |
| Organic Growth | 5.9% | 29.4% | 1.4% | 9.1% |

MDC PARTNERS

## YTD June 30, 2006 Marketing Communications Revenue Growth by Segment

| | Strategic Marketing Services | Customer Relationship Management | Specialized Communication Services | Weighted Average Total |
|---|---|---|---|---|
| Acquisition Growth | 12.5% | - | 1.3% | 7.4% |
| Foreign Exchange Growth | 0.9% | - | 3.4% | 1.3% |
| Organic Growth | 12.7% | 22.5% | 1.6% | 12.1% |

# Summary of Group Results – Total EBITDA

(US$ in millions)

| | Three Months Ended June 30, | | | Six Months Ended June 30, | | |
|---|---|---|---|---|---|---|
| | 2006 | 2005 | *% Change* | 2006 | 2005 | *% Change* |
| **EBITDA** | | | | | | |
| Strategic Marketing Services | $ 9.2 | $ 12.3 | *(24.7)* | $ 21.1 | $ 18.6 | *13.4* |
| Customer Relationship Management | 1.4 | 1.0 | *48.5* | 3.1 | 1.9 | *60.8* |
| Specialized Communications Service | 4.0 | 3.8 | *4.9* | 7.6 | 5.6 | *34.5* |
| **Marketing Communications Group** | 14.7 | 17.0 | *(13.9)* | 31.8 | 26.2 | *21.4* |
| *margin* | *14.6%* | *18.8%* | | *16.0%* | *16.0%* | |
| **Corporate** | (4.8) | (3.9) | *23.4* | (9.9) | (9.0) | *10.1* |
| **Total EBITDA** | $ 9.9 | $ 13.1 | *(24.9)* | $ 21.9 | $ 17.2 | *27.3* |
| *margin* | *9.8%* | *14.5%* | | *11.0%* | *10.5%* | |
| Discontinued Operations - EBITDA | $ 0.7 | $ (1.1) | | $ 1.4 | $ (1.0) | |

*Amounts and percentages may not foot due to rounding.*

MDC PARTNERS

## Summary of Segment Results – MDC's Share of EBITDA

(US$ in millions)

| | Three Months Ended June 30, | | | Six Months Ended June 30, | | |
|---|---|---|---|---|---|---|
| | 2006 | 2005 | *% Change* | 2006 | 2005 | *% Change* |
| **MDC EBITDA** | | | | | | |
| Strategic Marketing Services | $ 6.6 | $ 7.7 | *(15.1)* | $ 14.5 | $ 12.0 | *21.2* |
| Customer Relationship Management | 1.4 | 1.0 | *49.5* | 3.0 | 1.9 | *59.9* |
| Specialized Communications Service | 3.2 | 2.8 | *13.6* | 6.0 | 4.0 | *51.2* |
| **Marketing Communications Group** | 11.2 | 11.5 | *(2.7)* | 23.6 | 17.9 | *32.0* |
| *margin* | *11.2%* | *12.8%* | | *11.9%* | *10.9%* | |
| **Corporate** | (4.8) | (3.9) | *23.4* | (9.9) | (9.0) | *(10.1)* |
| **Total MDC EBITDA** | $ 6.4 | $ 7.6 | *(15.9)* | $ 13.7 | $ 8.9 | *54.1* |
| *margin* | *6.4%* | *8.5%* | | *6.9%* | *5.4%* | |
| Discontinued Operations - MDC EBITDA | $ 0.7 | $ (1.1) | | $ 1.4 | $ (1.0) | |

*Amounts and percentages may not foot due to rounding.*

MDC PARTNERS

## Cash EPS Reconciliation

(US$ and per share amounts in millions)

| | Six Months Ended June 30, | |
|---|---|---|
| | 2006 | 2005 |
| Net Loss from Continuing Operations | ($5.1) | ($1.8) |
| Depreciation & Amortization | 12.7 | 10.4 |
| Stock Based Compensation | 5.3 | 1.8 |
| Cash Earnings | $12.9 | $10.4 |
| Diluted Shares | 23.8 | 22.9 |
| Cash EPS | $0.54 | $0.45 |

MDC PARTNERS

## Free Cash Flow

(US$ in millions)

| | Six Months Ended June 30, | |
|---|---|---|
| | 2006 | 2005 |
| Sources of Cash: | | |
| MDC EBITDA - Continuing Operations | $13.7 | $8.9 |
| MDC EBITDA - Discontinued Operations | 1.4 | (1.0) |
| Cash Distributions to MDC from Unconsolidated Affliates | 0.4 | 0.5 |
| Cash from Operations | 15.6 | 8.4 |
| Uses of Cash: | | |
| Capital Expenditures - Continuing Operations | (11.3) | (5.0) |
| Capital Expenditures - Discontinued Operations | (1.2) | (1.8) |
| Cash Taxes | (0.9) | (0.9) |
| Cash Interest | (4.7) | (5.8) |
| | (18.1) | (13.5) |
| Net Free Cash Flow | ($2.5) | ($5.0) |

*Amounts may not foot due to rounding.*

MDC PARTNERS

## Liquidity Profile

**Available Liquidity at June 30, 2006**

(US$ in millions)

| | |
|---|---|
| Commitment Under Credit Facility | $100.0 |
| Borrowings Under Credit Facility | 71.5 |
| Letters of Credit | 3.9 |
| Funds Available Under Credit Facility | $24.6 |
| Available Cash | 4.3 |
| Liquidity | $28.9 |

MDC PARTNERS

# Updated 2006 Guidance

(US$ in millions, except per share amounts)

| | Marketing Communications | | Secure Products | | Corporate Expenses | | Consolidated | |
|---|---|---|---|---|---|---|---|---|
| | Original Estimate | Updated Estimate | Original Estimate | Updated Estimate | Original Estimate | Updated Estimate | Original Estimate | Updated Estimate |
| Revenue | $385 - $395 | $385 - $395 | $89 - $91 | - | - | - | $474 - $486 | $385 - $395 |
| MDC's Share of EBITDA | 52 - 54 | 52 - 54 | 11 - 12 | - | ($20.5 - $21.5) | ($20.5 - $21.5) | 41.5 - 45.5 | 30.5 - 33.5 |
| Cash EPS (1) | | | | | | | $1.25 - $1.35 | $1.20 - $1.25 |
| Shares Outstanding - Diluted | | | | | | | 23.8 | 24.0 |

(1) Cash EPS = Net Income + Depreciation & Amortization + Stock-based Compensation.

*Note: As a result of the Secure Products International group being classified as a discontinued operation, we are updating our 2006 guidance to exclude results for that segment.*

# Appendix

MDC PARTNERS

MDC PARTNERS

# Potential Contractual Put Obligations and Estimated Impact on EBITDA

| (US$ in thousands) | Estimated Put Impact at June 30, 2006 | | |
|---|---|---|---|
| | Cash | Stock | EBITDA |
| **2006** | $8,191 | $206 | $3,104 |
| **2007** | 7,336 | 1,206 | 3,423 |
| **2008** | 29,202 | 7,380 | 7,938 |
| **2009** | 32,344 | 8,704 | 4,071 |
| **2010** | 10,825 | 3,970 | 288 |
| **Thereafter** | 2,662 | 1,757 | 578 |
| **Total** | $90,560 | $23,223 | $19,402 |

| *Effective Multiple* | *5.9* |
|---|---|

MDC PARTNERS

## Summary of Segments – Marketing Communications

| Strategic Marketing Services | Customer Relationship Management | Specialized Communication Services | |
|---|---|---|---|
| Allard Johnson | Accent | Banjo | IHC |
| ACLC | | Bratskeir | Northstar Research |
| Colle & McVoy | | Bruce Mau | Mackenzie |
| Crispin Porter Bogusky | | Bryan Mills | Onbrand |
| Fletcher Martin | | Chinnici | Pro Image |
| Kirshenbaum Bond + Partners | | Computer Composition | Veritas |
| Margeotes Fertitta Powell | | Hello | Source |
| Vitro Robertson | | Henderson bas | Targetcom |
| Zyman Group | | | |

MDC PARTNERS

## Definition of Non-GAAP Metrics

- **EBITDA:** EBITDA is a non-GAAP measure, that represents operating income (loss) plus depreciation and amortization plus stock-based compensation. A reconciliation of "EBITDA" to the US GAAP reported results of operations has been provided by the Company in the tables included in the earnings release issued on August 4, 2006.
- **MDC's Share of EBITDA:** Represents EBITDA less minority interest.
- **Organic Revenue Growth:** Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts.
- **Cash Earnings:** Cash earnings is a non-GAAP measure that represents earnings (losses) from continuing operations plus depreciation and amortization plus stock based compensation.
- **Free Cash Flow:** Free cash flow is a non-GAAP measure that represents EBTIDA less minority interest plus cash distributions from unconsolidated affiliates less capital expenditures less cash interest less cash taxes.